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                                                                    Exhibit 10.1

                                 Exhibit 10.1


November 2, 2000


Steven K. Colliatie
President/CEO
GrandBank
1800 Rockville Pike
PO Box 2022
Rockville, MD  20852

  RE:  GrandBank Loan

Dear Steve:

Atlantic Central Bankers Bank has committed to extending the term of the $2,000,000 loan with a present balance of $1,700,000 until June 30, 2001.

All other terms and conditions of the original loan will stay in effect, except monthly payments will be interest only.

If you have any questions concerning this information, please contact me at
(717) 737-9335.

Sincerely,

/s/ Rick

Richard H. Bonner
Vice President


The UNDERSIGNED hereby accepts the foregoing commitment and agrees to the terms and conditions thereof.

GrandBank


/s/ Steven K. Colliatie          Date: 11/02/00
Steven K. Colliatie
President/CEO
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October 15, 1998


Steven K. Colliatie
President & CEO
GrandBank, Inc.
1800 Rockville Pike
P.O. Box 2022
Rockville, MD  20852


                        RE:  GrandBank
                             Formerly FWB Bancorporation


Dear Steve:

I am pleased to inform you that ACBB extended above referenced credit facility to November 1, 1999 at a variable interest rate tied to Prime plus One-Quarter of One percent.

If you have any questions please do not hesitate calling me.


Sincerely,


/s/ Ron

Ronald G. Heberlig
Assistant Vice President
Commercial Loans